UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2019 (June 26, 2019)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2017, Mack-Cali Realty, L.P. (the “Company”), the operating partnership of Mack-Cali Realty Corporation  (the “General Partner”) through which the General Partner conducts its business, Roseland Residential Trust (“RRT”), the Company’s subsidiary through which the Company conducts its multi-family residential real estate operations, Roseland Residential, L.P. (“RRLP”), the operating partnership through which RRT conducts all of its operations, and certain other affiliates of the Company entered into a preferred equity investment agreement (the “Original Investment Agreement”) with certain affiliates of Rockpoint Group, L.L.C. (Rockpoint Group, L.L.C. and its affiliates, collectively, “Rockpoint”). As more fully described in Item 9B of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, the Original Investment Agreement provided for RRT to contribute property to RRLP in exchange for common units of limited partnership interests in RRLP (the “Common Units”) and for  multiple equity investments by Rockpoint in RRLP from time to time for up to an aggregate of $300 million of Class A preferred units (“Class A Preferred Units”) and Class B preferred units (“Class B Units”) of limited partnership interests in RRLP (collectively, the “Preferred Units”). All $300 million of such Preferred Units were issued to Rockpoint prior to February 27, 2019.

On June 26, 2019, the Company, RRT, RRLP, certain other affiliates of the Company and Rockpoint entered into an additional preferred equity investment agreement (the “Add On Investment Agreement”).  The closing under the Add On Investment Agreement occurred on June 28, 2019 (the “Closing Date”). Pursuant to the Add On Investment Agreement, on the Closing Date Rockpoint invested an additional $100 million in Class A Preferred Units.  In addition, RRT agreed to contribute to RRLP two additional properties located in Jersey City, New Jersey.  Except as described herein, the investment contemplated by the Add On Investment Agreement is on terms and conditions substantially similar to those contemplated by the Original Investment Agreement.

In connection with the Add On Investment Agreement, the parties entered into a Third Amended and Restated Limited Partnership Agreement of RRLP (the “New LPA”) on the Closing Date.  Pursuant to the New LPA, the cash flow from operations of RRLP will be distributable to Rockpoint and RRT as follows:

•                                          first, to provide a 6% annual return to Rockpoint and RRT on their capital invested in Preferred Units (the “Preferred Base Return”);

•                                          second, to provide a 6% annual return to RRT (the “RRT Base Return”) on the equity value of the properties contributed by it to RRLP in exchange for Common Units, with Rockpoint entitled to an additional amount equal to 4.64% (subject to adjustment in the event RRT contributes additional property to RRLP in the future) of the amount distributable to RRT (under the Original Investment Agreement, Rockpoint’s matching percentage was 5.0%); and

•                                          third, pro rata to Rockpoint and RRT based on total respective capital invested in and contributed equity value of Preferred and Common Units (21.89% to Rockpoint in respect of Preferred Units, 2.65% to RRT in respect of Preferred Units and 75.46% to RRT in respect of Common Units, subject to adjustment in the event of future contributions to the capital of RRLP by Rockpoint and/or RRT).

RRLP’s cash flow from capital events will generally be distributable by RRLP to Rockpoint and RRT as follows:

•                                          first, to Rockpoint and RRT to the extent there is any unpaid, accrued Preferred Base Return;

•                                          second, as a return of capital to Rockpoint and to RRT in respect of Preferred Units;

•                                          third, to RRT to the extent there is any unpaid, accrued RRT Base Return in respect of Common Units, with Rockpoint entitled to an additional amount equal to 4.64% (subject to adjustment in the event RRT contributes additional property to RRLP in the future) of the amount distributable to RRT (under the Original Investment Agreement, Rockpoint’s matching percentage was 5.0%);

•                                          fourth, as a return of capital to RRT based on the equity value of the properties contributed by it to RRLP in exchange for Common Units, with Rockpoint entitled to an additional amount equal to 4.64% (subject to adjustment in the event RRT contributes additional property to the capital of RRLP in the future) of the amount distributable to RRT (under the Original Investment Agreement, Rockpoint’s matching percentage was 5.0%);

•                                          fifth, pro rata to Rockpoint and RRT based on respective total capital invested in and contributed equity value of Preferred and Common Units until Rockpoint has received an 11% internal rate of return (21.89% to Rockpoint in respect of its Preferred Units, 2.65% to RRT in respect of its Preferred Units and 75.46% to RRT in respect of its Common Units, subject to adjustment in the event of future contributions to the capital of RRLP by Rockpoint and/or RRT); and

•                                          sixth, to Rockpoint and RRT in respect of their Preferred Units based on 50% of their pro rata shares described in “fifth” above and the balance to RRT in respect of its Common Units (10.947% to Rockpoint in respect of its Preferred Units, 1.325% to RRT in respect of its Preferred Units and 87.728% to RRT in respect of its Common Units, subject to adjustment in the event of future contributions to the capital of RRLP by Rockpoint and/or RRT).

In addition, Rockpoint has a right of first refusal, on terms substantially similar to those applicable to its investment on the Closing Date, to invest another $100 million in Preferred Units in the event RRT determines that RRLP requires additional capital prior to March 1, 2023. In general, RRLP may not sell its properties in taxable transactions, although it may engage in tax-deferred like-kind exchanges of properties or it may proceed in another manner designed to avoid the recognition of gain for tax purposes.

Except in the case of a sale of RRLP or an initial public offering or spin-off of RRT, Rockpoint’s interest in the Preferred Units may not be redeemed or repurchased by RRT until March 1, 2023, which date is one year later than under the previous transaction.

Pursuant to an amended and restated shareholders agreement of RRT (the “Shareholders Agreement”) entered into on the Closing Date, RRT has increased the size of its board of trustees from six to seven persons, with five trustees being designated by the Company and two trustees being designated by Rockpoint.

Under a Discretionary Demand Promissory Note (the “Credit Enhancement Note”), the Company may provide periodic cash advances to RRLP.  The Credit Enhancement Note provides for an interest rate equal to the London Inter-Bank Offered Rate plus fifty (50) basis points above the applicable interest rate under the Company’s unsecured revolving credit facility. The maximum aggregate principal amount of advances at any one time outstanding under the Note is limited to $50 million, an increase of $25 million from the prior transaction.

A copy of the Add On Investment Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. Forms of the New LPA, Shareholders Agreement and Credit Enhancement Note, and the related Amended and Restated Shared Services Agreement, Recourse Agreement and Registration Rights Agreement are included as Exhibits to the Add On Investment Agreement and the related Indemnity Agreement is included as an exhibit to the New LPA, and each of these other agreements (other than the Indemnity Agreement) were entered into by the parties thereto on the Closing Date and are separately filed as Exhibits 10.2 through 10.8 hereto and are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

10.1

Preferred Equity Investment Agreement, dated as of June 26, 2019, by and among Roseland Residential, L.P., Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Mack-Cali Property Trust, Mack-Cali Texas Property, L.P., Roseland Residential Trust, RPIIA-RLA Aggregator, L.L.C., and RPIIA-RLB, L.L.C.

10.2

Third Amended and Restated Limited Partnership Agreement of Roseland Residential, L.P., dated as of June 28, 2019, by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Roseland Residential Trust, RPIIA-RLA Aggregator, L.L.C., and RPIIA-RLB, L.L.C.

10.3	Amended and Restated Shareholders Agreement, dated as of June 28, 2019, by and between Roseland Residential Trust, RPIIA-RLA Aggregator, L.L.C., and RPIIA-RLB, L.L.C.

10.4	Amended and Restated Discretionary Demand Promissory Note, dated as of June 28, 2019, by and between Roseland Residential, L.P. and Mack-Cali Realty, L.P.

10.5	Amended and Restated Shared Services Agreement, dated as of June 28, 2019, by and between Mack-Cali Realty, L.P. and Roseland Residential, L.P.

10.6

Amended and Restated Recourse Agreement, dated as of June 28, 2019, by and among Roseland Residential Trust, Mack-Cali Realty Corporation, and Mack-Cali Realty, L.P., in favor of RPIIA-Aggregator, L.L.C. and RPIIA-RLB, L.L.C.

10.7

Amended and Restated Registration Rights Agreement, dated as of June 28, 2019, by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Mack-Cali Property Trust, Roseland Residential, L.P., Roseland Residential Trust, RPIIA-Aggregator, L.L.C. and RPIIA-RLB, L.L.C.

10.8

Form of Indemnity Agreement, by and among Rockpoint Growth and Income Real estate Fund II, L.P., Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Mack-Cali Property Trust, Roseland Residential Trust, and the Purchaser named therein.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1

Preferred Equity Investment Agreement, dated as of June 26, 2019, by and among Roseland Residential, L.P., Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Mack-Cali Property Trust, Mack-Cali Texas Property, L.P., Roseland Residential Trust, RPIIA-RLA Aggregator, L.L.C., and RPIIA-RLB, L.L.C.

10.2

Third Amended and Restated Limited Partnership Agreement of Roseland Residential, L.P., dated as of June 28, 2019, by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Roseland Residential Trust, RPIIA-RLA Aggregator, L.L.C., and RPIIA-RLB, L.L.C.

10.3	Amended and Restated Shareholders Agreement, dated as of June 28, 2019, by and between Roseland Residential Trust, RPIIA-RLA Aggregator, L.L.C., and RPIIA-RLB, L.L.C.

10.4	Amended and Restated Discretionary Demand Promissory Note, dated as of June 28, 2019, by and between Roseland Residential, L.P. and Mack-Cali Realty, L.P.

10.5	Amended and Restated Shared Services Agreement, dated as of June 28, 2019, by and between Mack-Cali Realty, L.P. and Roseland Residential, L.P.

10.6

Amended and Restated Recourse Agreement, dated as of June 28, 2019, by and among Roseland Residential Trust, Mack-Cali Realty Corporation, and Mack-Cali Realty, L.P., in favor of RPIIA-Aggregator, L.L.C. and RPIIA-RLB, L.L.C.

10.7

Amended and Restated Registration Rights Agreement, dated as of June 28, 2019, by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Mack-Cali Property Trust, Roseland Residential, L.P., Roseland Residential Trust, RPIIA-Aggregator, L.L.C. and RPIIA-RLB, L.L.C.

10.8

Form of Indemnity Agreement, by and among Rockpoint Growth and Income Real estate Fund II, L.P., Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Mack-Cali Property Trust, Roseland Residential Trust, and the Purchaser named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: July 2, 2019	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: July 2, 2019		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary